SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
(Amendment No.)

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OLD MUTUAL FUNDS I
(Name of Registrant As Specified In Charter)

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Old Mutual Funds I
4643 South Ulster Street, Suite 600
Denver, Colorado 80237

__________, 2009

Dear Shareholder:

Enclosed is an Old Mutual Funds I (the “Trust”) Information Statement that pertains to your investment in the Old Mutual Clay Finlay Emerging Markets Fund (the “Fund”).

On May 1, 2009, a supplement to the prospectus for the Fund was filed with the Securities and Exchange Commission disclosing that Clay Finlay LLC (“Clay Finlay”), sub-adviser to the Fund, would be discontinuing its operations during the second half of 2009.  Due to this and other factors, the Board of Trustees of the Trust recommends that the Fund be liquidated.

The enclosed Information Statement further describes the proposed liquidation which will be voted on by shareholders at a meeting set for July 20, 2009.  Please note that this Information Statement is not a proxy.  If you wish to vote on this proposal, you must attend the shareholder meeting to cast your vote.

If you have any questions regarding the Information Statement, please contact your financial adviser or Shareholder Services at 1-888-772-2888 between 9:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday.

Sincerely,

Julian F. Sluyters
President
Old Mutual Funds I

Old Mutual Funds I
4643 South Ulster Street, Suite 600
Denver, Colorado 80237
_______________

INFORMATION STATEMENT

_______________

This Information Statement provides notice of and information regarding the proposed liquidation of Old Mutual Clay Finlay Emerging Markets Fund (the “Fund”), a series portfolio of Old Mutual Funds I (the “Trust”).  We are not asking you for a proxy and you are requested not to send us a proxy.

Background

At the May 19-20, 2009 meeting of the Board of Trustees of the Trust, the Board approved liquidating the Fund and called a special shareholder meeting for July 20, 2009 for shareholders of record as of May 21, 2009 to vote on the liquidation.  The Board concluded that liquidating the Fund is in the best interest of the Fund and its shareholders and recommends that shareholders vote “FOR” the proposed liquidation for the reasons set forth below:

•	Clay Finlay LLC (“Clay Finlay”), the sub-adviser to the Fund, is discontinuing its operations.

•
The Fund has minimal assets; only $16.378 million in total net assets as of May 21, 2009.  Of these net assets, only 24.18% of the outstanding shares are held by shareholders who are not affiliates of the Fund.  Therefore, the Fund has been unable to achieve sufficient economies of scale.

•	A reorganization of the Fund into another Old Mutual fund would not be in the best interests of shareholders, as no other Old Mutual fund is suitable for a merger.

Voting Power of Shareholders; Shareholders Entitled to Vote

Shareholders of record at the close of business on May 21, 2009 will be entitled to receive this Information Statement and to vote at the shareholder meeting on July 20, 2009.  As of May 21, 2009, there were a total of 1,650,900.012 shares outstanding, consisting of 200,880.525 Class A shares, 87,538.562 Class C shares, 115,273.152 Class Z shares, and 1,247,207.773 Institutional Class shares.  Appendix A contains a list of certain beneficial owners of the Fund’s securities.

Each whole share shall be entitled to one vote, and each fractional share shall be entitled to a proportionate fractional vote.  The holders of one-third of the total outstanding shares entitled to vote, present in person or by proxy, shall constitute a quorum at the shareholder meeting.  If a quorum is present at the shareholder meeting, the vote of a majority of the shares cast is required to approve the liquidation.

Additional Information

This Information Statement will be mailed to shareholders on or about June 25, 2009.  Only one copy of the Information Statement is being delivered to shareholders sharing an address unless the Fund has received contrary instructions from one or more of the shareholders.  Please contact your financial adviser or Shareholder Services at 1-888-772-2888 between 9:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday, or in writing at Old Mutual Funds I, P.O. Box 219534, Kansas City, Missouri 64121 if you require additional copies of the Information Statement or if your household currently receives multiple copies of the Fund’s regulatory documents and you wish to request delivery of a single copy.

The Trust is a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, commonly known as a mutual fund.

Old Mutual Capital, Inc. (“Old Mutual Capital”) is a Delaware corporation, and serves as investment adviser to the Fund.  Old Mutual Capital is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  Pursuant to a management agreement with the Trust, Old Mutual Capital compensates and monitors the performance of Clay Finlay, which manages the investment and reinvestment of the assets of the Fund pursuant to a sub-advisory agreement with Old Mutual Capital.

Clay Finlay, a Delaware limited liability company, provides portfolio management services to the Fund, subject to the oversight of Old Mutual Capital and the Board.  Clay Finlay is registered as an investment adviser under the Advisers Act.  Clay Finlay’s offices are located at 12 East 49th Street, 32nd Floor, New York, New York 10017.

Old Mutual Investment Partners is a Pennsylvania business trust and serves as the Trust’s distributor.

Old Mutual Fund Services is a Pennsylvania trust and serves as the Trust’s administrator.

The offices of Old Mutual Capital, Old Mutual Investment Partners, and Old Mutual Fund Services are located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.  Both are wholly-owned subsidiaries of Old Mutual (US) Holdings, Inc., which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm.  Old Mutual (US) Holdings, Inc. is located at 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116, and Old Mutual plc is located at 5th Floor, Old Mutual Place, 2 Lambeth Hill, London EC4V 4GG United Kingdom.

The Trust will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to any shareholder upon request.  To obtain a report, please call Shareholder Services at 1-888-772-2888 between 9:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday or send a written request to Old Mutual Funds I, P.O. Box 219534, Kansas City, Missouri 64121.

Shareholder Meeting

A special meeting of shareholders will be held on July 20, 2009 at 10:30 a.m. Mountain Time at the principal executive offices of the Fund at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

APPENDIX A

BENEFICIAL OWNERS OF THE FUND’S VOTING SECURITIES
AS OF MAY 21, 2009

The table below lists all beneficial owners of more than 5% of any class of the Fund’s voting securities:

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percent of Class

Class A	Merrill Lynch UBS Financial Services FBO Robert P. Dotson & Kelly S. Dotson	76,439 14,984	38.05% 7.46%

Class C	Merrill Lynch Raul Gomez & Ann Gomez Max Interamericas DBP & Trust	22,185 4,506	25.34% 5.15%

Class Z	State Street Bank & Trust Co. FBO Melody L. Chang IRA State Street Bank & Trust Co. FBO Kyle B. Kimbrough IRA	8,834 7,883	7.66% 6.84%

Institutional Class	Old Mutual Asset Allocation Moderate Growth Portfolio Old Mutual Asset Allocation Growth Portfolio Old Mutual Asset Allocation Balanced Portfolio	494,092 383,242 352,551	39.62% 30.73% 28.27%

*  None of the shares are known to be shares which the named beneficial owner has the right to acquire pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

The table below lists trustee and executive officer1 beneficial ownership in the Fund’s voting securities:

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percent of Class

Class A	Trustees:
	John R. Bartholdson	None	None

	Robert M. Hamje	None	None

	Jarrett B. Kling	None	None

	L. Kent Moore	None	None

	Julian F. Sluyters	None	None

Executive Officers:
	Robert T. Kelly	None	None

	James F. Lummanick	None	None

	Andra C. Ozols	None	None

	Julian F. Sluyters	None	None

Class C	Trustees:
	John R. Bartholdson	None	None

	Robert M. Hamje	None	None

	Jarrett B. Kling	None	None

	L. Kent Moore	None	None

	Julian F. Sluyters	None	None

Executive Officers:
	Robert T. Kelly	None	None

	James F. Lummanick	None	None

	Andra C. Ozols	None	None

	Julian F. Sluyters	None	None

Class Z	Trustees:
	John R. Bartholdson	None	None

	Robert M. Hamje	None	None

1 Executive officers as defined by Item 402(a)(3) of Regulation S-K.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percent of Class

	Jarrett B. Kling	None	None

	L. Kent Moore	None	None

	Julian F. Sluyters	None	None

Executive Officers:
	Robert T. Kelly	None	None

	James F. Lummanick	None	None

	Andra C. Ozols	None	None

	Julian F. Sluyters	None	None

Institutional Class	Trustees:
	John R. Bartholdson	None	None

	Robert M. Hamje	None	None

	Jarrett B. Kling	None	None

	L. Kent Moore	None	None

	Julian F. Sluyters	None	None

Executive Officers:
	Robert T. Kelly	None	None

	James F. Lummanick	None	None

	Andra C. Ozols	None	None

	Julian F. Sluyters	None	None

*  None of the shares are known to be shares which the named beneficial owner has pledged as security or has the right to acquire pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

________________________________________________________________
Distributor:  Old Mutual Investment Partners, Member NASD, SIPC
R-09-515 06/2009